Supplement dated June 16, 2011
to the Institutional Class Prospectus
for Principal Funds, Inc.
dated January 1, 2011

(as supplemented on March 14, 2011)

This supplement updates information currently in the Prospectus. Retain this supplement with the
Prospectus.

ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES AND RISKS

Throughout the table, delete the row labeled “Securities Lending Risk” and related explanatory text.

MANAGEMENT OF THE FUNDS

On page 32, above “Manager of Managers,” add the following:

Voluntary Waivers
Preferred Securities Fund
Principal has voluntarily agreed to limit the Fund’s expenses attributable to Institutional Class shares, and if necessary, pay expenses normally payable by the Fund, excluding interest expense and Acquired Fund
Fees and Expenses. The expense limit will maintain a total level of operating expenses (expressed as a percentage of average net assets on an annualized basis) not to exceed 0.76%. The expense limit may be terminated at any time.

DIVIDENDS AND DISTRIBUTIONS

Delete the second and third bulleted items in this section and substitute:
• The Bond Market Index, Diversified Real Asset, and International Equity Index Funds pay their net investment income annually in December.